Exhibit 99.1

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF January 2, 2006

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information

Domestic Deepwater Semisubmersibles (7)
Ocean Quest	3,500'	Victory Class	GOM	Contracted	Noble	term	low 240’s	mid Oct. 2005	mid April 2006	One year term extension with Noble in low 270’s beginning mid April 2006 and ending mid April 2007. Available; actively marketing.
Ocean Star	5,500'	Victory Class	GOM	Contracted	Kerr-McGee	one year term + option	mid 170’s	mid Nov. 2005	mid Oct. 2006	Available; actively marketing.
Ocean America	5,500'	Ocean Odyssey	GOM	Contracted	ENI	second of two well extension, assignment from Mariner	low 130’s	late Dec. 2005	late Mar. 2006	One year term plus option with Mariner in low 230’s beginning late Mar. 2006 and ending late Mar. 2007. Available; actively marketing.
Ocean Valiant	5,500'	Ocean Odyssey	GOM	Contracted	Kerr-McGee	180 day extension	mid 150’s	mid Sept. 2005	mid Mar. 2006	One-year term extension plus option from Kerr-McGee in low 300,000’s beginning in mid Mar. 2006 and ending in mid Mar. 2007. Available; actively marketing.
Ocean Victory	5,500'	Victory Class	GOM	Contracted	Murphy	one year term	low 200’s	mid Nov. 2005	mid Nov. 2006	Two year term extension with Murphy in mid 320’s beginning mid Nov. 2006 and ending mid Nov. 2008. Available; actively marketing.
Ocean Baroness	7,000'	Victory Class	GOM	Contracted	Amerada Hess	one year term	low 200’s	mid Nov. 2005	mid Nov. 2006	Three-year term extension with Amerada Hess plus option in mid 360’s beginning mid Nov. 2006 and ending mid Nov. 2009. Available; actively marketing.
Ocean Confidence	7,500'	DP Aker H-3.2 Modified	GOM	Contracted	BP	five-year term	mid 170’s	early Jan. 2001	early Jan. 2006	Two-year term plus option with BP in low 280’s beginning early Jan. 2006 and ending early Jan. 2008. Available; actively marketing.
Domestic 2nd/3rd Generation Semisubmersibles (5)
Ocean New Era	1,500'	Korkut	GOM	Contracted	W&T	one well	mid 150’s	late Dec. 2005	late Jan. 2006	Six-month term with Walter in low 100’s for first 30 days and mid 120’s for remainder of term ending mid July 2006. Available; actively marketing.
Ocean Voyager	2,000'	Victory Class	GOM	Contracted	Amerada Hess	one well	low 110’s	mid Dec. 2005	late Feb. 2006	One well with Petrobras in low 110’s beginning late Feb. and ending mid Apr. 2006; followed by two wells plus option with Amerada Hess in mid 120’s beginning mid Apr. 2006 and ending mid July 2006. Available; actively marketing.
Ocean Concord	2,200'	F&G SS-2000	GOM	Contracted	Kerr-McGee	one well	mid 70’s	late Aug. 2005	mid Jan. 2006	One assignment well from Kerr-McGee with Woodside in mid 90’s beginning mid Jan. 2006 and ending mid Feb. 2006; followed by one well extension plus option with Kerr-McGee in mid 90’s beginning mid Feb. 2006 and ending late Mar.; followed by 90-day term plus option with Tana in low 130’s beginning late Mar. and ending late June 2006; followed by 90-day term extension plus option with Tana in low 170’s beginning late June and ending late Sept. 2006. Available; actively marketing.
Ocean Lexington	2,200'	F&G SS-2000	GOM	Contracted	Walter	four wells	low 60’s	mid Oct. 2005	mid Jan. 2006	One well with ExxonMobil in mid 170’s beginning in mid Jan. 2006 and ending in late Feb. 2006; followed by fourth well of four well extension with Walter in low 60’s beginning late Feb. and ending late Mar. 2006; followed by one well with Walter in low 80’s beginning late Mar. and ending late Apr.; followed by LOI for one well in low 200,000s beginning late May and ending late June 2006. Available; actively marketing.
Ocean Saratoga	2,200'	F&G SS-2000	GOM	Contracted	LLOG	three wells	low 110’s	mid Nov. 2005	late Mar. 2006	Six month extension plus option in low 120’s with LLOG beginning in late Mar. 2006 and ending late Sept. 2006. Available; actively marketing.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF January 2, 2006

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information

Domestic Jackups (11)
Ocean Crusader	200’	Mat Cantilever	GOM	Contracted	Seneca	one well	high 40’s	mid Nov. 2005	early Jan. 2006	One well with Seneca in low 50’s beginning early Jan. 2006 and ending mid Jan. 2006; followed by one well with Woodside in low 50’s beginning mid Jan. 2006 and ending late Mar. 2006; followed by three wells with Walter in low 80’s beginning late Mar. 2006 and ending late June 2006. Available; actively marketing.
Ocean Drake	200’	Mat Cantilever	GOM	Contracted	Chevron	term contract	mid 70’s	late July 2005	late June 2006	Indexed term contract. Available; actively marketing.
Ocean Champion	250’	Mat Slot	GOM	Contracted	Stone	six month term	mid 50’s	late Oct. 2005	late April 2006	LOI for five wells, or 150 days, in low 90’s beginning late April and ending mid Sept. 2006. Available; actively marketing.
Ocean Columbia	250’	Independent Leg Cantilever	GOM	Contracted	Newfield	180-day term	mid 50’s	early Aug. 2005	early Feb. 2006	Six-month term extension with Newfield in low 100s beginning early Feb. 2006 and ending early Aug. 2006. Available; actively marketing.
Ocean Spartan	300’	Independent Leg Cantilever	GOM	Contracted	LLOG	two wells	low 120’s	late Dec. 2005	late Feb. 2006	Available; actively marketing.
Ocean Spur	300’	Independent Leg Cantilever	GOM	Contracted	Apache	one well	low 110’s	late Dec. 2005	late Jan. 2006	One year term in Tunisia with Soco Tunisia in mid 120’s, plus lump sum mobe and demobe, beginning early Mar. 2006 and ending early Mar. 2007. Available; actively marketing.
Ocean King	300’	Independent Leg Cantilever	GOM	Contracted	Forest Oil	two wells	mid 70’s	mid Nov. 2005	late Jan. 2006	One year term with El Paso in mid 110’s beginning late Jan. 2006 and ending late Jan. 2007. Available; actively marketing.
Ocean Nugget	300’	Independent Leg Cantilever	GOM	Contracted	ADTI/Kerr-Mcgee	one well	low 100’s	late Nov. 2005	early Jan. 2006	Two wells with Woodside in mid 120’s beginning early Jan. 2006 and ending late Feb. 2006; followed by approximately 21-day survey beginning late Feb. and ending mid Mar. 2006. Available; actively marketing.
Ocean Summit	300’	Independent Leg Cantilever	GOM	Contracted	Walter	one well	high 60’s	mid Nov. 2005	early Jan. 2006	One well with Novus in mid 80’s beginning early Jan. 2006 and ending mid Feb. 2006; followed by six-month term with Chevron in low 100’s beginning mid Feb. and ending mid Aug. 2006. Available; actively marketing.
Ocean Titan	350’	Independent Leg Cantilever	GOM	Contracted	Walter	one well	mid 70’s	early Jan. 2006	early Feb. 2006	Six-month term with Dominion Exploration in high 70’s beginning early Feb. 2006 and ending early Aug. 2006. Available; actively marketing.
Ocean Tower	350’	Independent Leg Cantilever	GOM	Contracted	Chevron	180 day term, Part I	high 60’s	late Sept. 2005	late Jan. 2006	Part II of total 180-day term extension plus option with Chevron in high 80’s beginning late Jan. 2006 and ending late Apr. 2006. Available; actively marketing.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF January 2, 2006

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information

International Semisubmersibles (16)
MEXICO
Ocean Ambassador	1,100’	Bethlehem SS-2000	GOM	Contracted	PEMEX	four year term work	mid 50’s	late July 2003	mid Dec. 2007	Available.
Ocean Whittington	1,500’	Aker H-3	GOM	Contracted	PEMEX	four year term work	low 60’s	late July 2003	early Oct. 2006	Available.
Ocean Worker	3,500’	F&G 9500 Enhanced Pacesetter	GOM	Contracted	PEMEX	four year term work	high 60’s	mid Aug. 2003	late July 2007	Available.
Ocean Yorktown	2,850’	F&G SS-2000	GOM	Contracted	PEMEX	four year term work	mid 40’s	late Oct. 2003	mid July 2007	Available.
NORTH SEA
Ocean Nomad	1,200’	Aker H-3	North Sea	Contracted	Talisman	one year	low 80’s	early Jan. 2005	late Jan. 2006	One year extension with Talisman in mid 150’s beginning late Jan. 2006 and ending late Jan. 2007. Available; actively marketing.
Ocean Guardian	1,500’	Earl & Wright Sedco 711 Series	North Sea	Contracted	Shell	one year	low 80’s	late Mar. 2005	late May 2006	Survey and fully funded HP/HT upgrade beginning early Dec. 2005 and ending late Jan. 2006; followed by one HP/HT well in low 100’s beginning late Jan. and ending late May; followed by one-year term extension plus option with Shell in low 160’s beginning late May 2006 and ending late May 2007. Available; actively marketing.
Ocean Princess	1,500’	Aker H-3	North Sea	Contracted	Talisman	two year extension	low 150’s	late Dec. 2005	late Jan. 2008	Extension to include approximately 30-day survey beginning early Mar. 2006 and ending late Mar. 2006. Available; actively marketing.
Ocean Vanguard	1,500’	Bingo 3000	North Sea	Contracted	Statoil	term	low 140’s	late May 2005	mid Oct. 2006	Three six-month options priced in mid 160’s beginning in late Sept. 2006. Available; actively marketing.
AUSTRALASIA
Ocean Bounty	1,500’	Victory Class	Australia	Contracted	Coogee Res.	one well	mid 80’s	late Dec. 2005	mid Jan. 2006	Two wells plus option with Coogee in low 90’s beginning mid Jan. and ending late Mar. 2006; followed by one assignment well with Tap Oil in low 200’s beginning late Mar. and ending late April; followed by one assignment well with Santos in mid 230’s beginning late April and ending late May; followed by two wells with Santos in mid 90’s beginning late May and ending late Aug.; followed by four wells plus option in high 90’s with Woodside beginning late Aug. 2006 and ending mid Feb. 2007; followed by four well extension priced in low 100’s beginning mid Feb. 2007 and ending early Sept. 2007. Available; actively marketing.
Ocean Patriot	1,500’	Bingo 3000	Australia	Contracted	Nexus	one assignment well	low 150’s	mid Dec. 2005	mid Jan. 2006	First of four Anzon declared options in mid 130’s, early Jan.-mid Feb.; followed by second of four Anzon options in upper 130’s, mid Feb.-mid Mar.; followed by third and four wells in low 140’s, mid Mar.-mid May; followed by one exercised assignment option well from Apache with Nexus in high 70’s, mid May-mid July; followed by LOI for one well in upper 70’s, mid July-early Sept.; followed by four wells plus option with NZOP in low 100’s, early Sept. 2006-late Jan. 2007. Available; actively marketing.
Ocean Epoch	1,640’	Korkut	Malaysia	Contracted	Murphy	three option wells	mid 70’s	early Dec. 2005	early Feb. 2006	Two well extension in mid 70’s beginning early Feb. and ending late Apr. 2006, plus three option wells priced in high 70’s estimated to end in late Q3 2006. Available; actively marketing.
Ocean General	1,640’	Korkut	Malaysia	Contracted	CTOC	six wells	mid 70’s	mid June 2005	early Jan. 2006	Note: 5th & 6th wells in mid 90’s beginning early Jan. 2006 and ending early May 2006; followed by one well with Premier in high 70’s in Viet Nam beginning early May 2006 and ending late June 2006; followed by one extension well with Premier in mid 150’s beginning late June and ending early Aug.; followed by one assignment well with Idemitsu Vietnam in mid 170’s beginning early Aug. and ending early Sept. 2006; followed by LOI for three wells in mid 130’s beginning early Sept. 2006 and ending early Mar. 2007; followed by LOI for three additional wells in mid 170’s beginning early Mar. 2007 and ending mid July 2007. Available; actively marketing.
Ocean Rover	7,000’	Victory Class	Malaysia	Contracted	Murphy	950 day extension	mid 170’s	late June 2005	mid Jan. 2008	Available; actively marketing.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF January 2, 2006

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information

BRAZIL
Ocean Yatzy	3,300'	DP DYVI Super Yatzy	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 70’s	early Oct. 2005	early Oct. 2009	Available.
Ocean Winner	3,500'	Aker H-3	Brazil	Contracted	Petrobras	700 day extension	mid 50’s	early April 2004	mid Mar. 2006	Four-year term extension with Petrobras in low 110’s, plus potential bonus, beginning mid Mar. 2006 and ending mid Mar. 2010. Available.
Ocean Alliance	5,000'	Alliance Class	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 150’s	early Sept. 2005	early Sept. 2009	Available.
International Drillships (1)
Ocean Clipper	7,500'	DP Fluor/Mitsubishi	Brazil	Contracted	Petrobras	five year extension plus potential bounus	low 180’s	mid Dec. 2005	mid Dec. 2010	Available.
International Jackups (2)
Ocean Sovereign	300'	Independent Leg Cantilever	Indonesia	Contracted	Amerada Hess	first of two wells	mid 80’s	late Dec. 2005	mid Jan. 2006	First of three wells with Santos, priced in high 60’s and beginning in mid Jan. 2006 and ending mid Mar. 2006; followed by second Santos well in low 90’s beginning mid Mar. and ending early Apr.; followed by third Santos well in mid 70’s beginning early Apr. and ending mid June 2006; followed by second of two wells with Amerada Hess in mid 80’s beginning mid June and ending mid July; followed by two assignment wells with Anadarko in mid 80’s beginning mid July and ending early Sept.; followed by LOI for 18-month term in mid 90’s beginning early Sept. 2006 and ending late Feb. 2008. Available; actively marketing.
Ocean Heritage	300'	Independent Leg Cantilever	Qatar	Contracted	Conoco/Phillips	two wells plus option	low 70’s	mid June 2005	early May 2006	Survey beginning early May 2006 and ending early June 2006. Available; actively marketing.
Upgrade (1)
Ocean Endeavor	2,000'	Victory Class	Shipyard	Upgrading	DODI	—	—	—	—	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion early 2007; followed by commissioning beginning early Mar. 2007; followed by two year term with Devon in mid 270’s plus option to convert to additional term at reduced rate if elected by the operator no later than year-end 2005. Available; actively marketing.
Cold Stacked—Reserved for Upgrade (1)
Garden Banks	2,200'	Victory Class	GOM	Out of Service	—	—	—	—	—	Currently retired from active service as drilling and production platform.
Rigs Under Construction (2)
Ocean Shield	350'	Independent Leg Cantilever	Shipyard	—	—	—	—	—	—	Singapore shipyard, estimated completion Q1 2008. Available; actively marketing.
Ocean Scepter	350'	Independent Leg Cantilever	Shipyard	—	—	—	—	—	—	Brownsville shipyard, estimated completion Q1 2008. Available; actively marketing.
NOTES:
* Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors.
GOM = Gulf of Mexico